Market Momentum Builds for Innventure as Accelsius' Advanced Two-Phase Liquid Cooling Technology Gains Industry Adoption ORLANDO, Fla. (March 11, 2025) – Innventure, Inc. (Nasdaq: INV), a differentiated technology commercialization platform, today announced key developments for its operating company, Accelsius, highlighted by: • Signing of a 3-year master purchasing agreement to white label Accelsius’ liquid cooling solution for a leading global thermal management company for sale to its end-use customers and resale to its channel partners in the data center market • Product line expansion, including the launch of a 250Kw multi-rack cooling system, helping Accelsius serve the ever-increasing need for higher rack power density across a broadening set of end-market use cases • Recent product test results demonstrating capability for Accelsius’ two-phase, direct-to-chip technology to cool 4500Ws per socket, doubling previous Accelsius record test results “Accelsius continues to be a leader in the two-phase, direct-to-chip, refrigerant-based liquid cooling market, with an expanded offering and product roadmap to serve the needs of major companies across the data center ecosystem, including colocation providers, AI- as-a-service providers, and hyperscalers. Relationships announced by Accelsius over the last few months, including strategic engagements with Telehouse, Texas Advanced Computing Center, iM Data Centers, and Nordik Data Centers, further support the significant value we believe Accelsius technology can provide,” said Bill Haskell, CEO of Innventure. “Accelsius continues to build a robust pipeline of demand in both legacy and newly commissioned data centers. We expect this pipeline to continue to grow as data center operators and occupiers seek to equip computing infrastructure with liquid cooling capabilities.” Accelsius CEO Josh Claman commented, “We are pleased with the rate of market adoption, and are especially proud of our team across engineering, software, supply chain and client engagement. Accelsius has roughly doubled its workforce over the last year and brought on five specialists with PhDs in heat transfer and chemical engineering with a goal of offering the most innovative data center cooling solutions now and in the future. It is also encouraging that our product is being adopted globally, far ahead of our initial plan for international expansion. We are pleased that we have accomplished so much while simultaneously winning the Austin Business Journal Best Place to Work Award.” About Innventure Innventure (NASDAQ: INV) founds, funds, and operates companies with a focus on transformative, sustainable technology solutions acquired or licensed from multinational corporations. As owner-operators, Innventure takes what it believes to be breakthrough technologies from early evaluation to scaled commercialization utilizing an approach designed to help mitigate risk as it builds disruptive companies it believes have the potential to achieve a target enterprise value of at least $1 billion. Innventure defines ‘‘disruptive’’ as innovations that have the ability to significantly change the way businesses, industries, markets and/or consumers operate. About Accelsius Founded by Innventure, Inc. (NASDAQ: INV), Accelsius empowers data center and edge operators to achieve their business, financial, and sustainability goals through advanced cooling solutions. The proprietary NeuCool platform provides best-in-class thermal efficiencies through a safe, two-phase liquid cooling system that scales from single racks to entire data centers. For more information, visit www.accelsius.com or follow us on LinkedIn. Cautionary Statement Regarding Forward-Looking Statements Certain statements in this press release are "forward-looking statements" within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or Innventure’s (the “Company’s”) future financial or operating performance, expectations regarding new contractual arrangements, anticipated product line expansions and product testing and market acceptance, and these statements may refer to projections and forecasts. Forward- looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “will,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current assumptions and expectations of future events that are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward- looking statements. These risks and uncertainties include, but are not limited to, those factors described in the Company’s public filings made with the Securities and Exchange Commission and the following: (a) the Company’s and its subsidiaries’ ability to execute on strategies and achieve future financial performance, including their respective future business plans, expansion and acquisition plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and the Company’s and its subsidiaries’ ability to invest in growth initiatives; (b) the implementation, market acceptance and success of the Company’s and its subsidiaries’ business models and growth strategies; (c) the Company’s and its subsidiaries’ future capital requirements and sources and uses of cash; (d) the Company’s ability to meet the various conditions and satisfy the various limitations under the Standby Equity Purchase Agreement with YA II PN, Ltd., including exchange caps, issuances and subscriptions based on trading volumes, to access the funds available under such agreement; (e) that the Company and its subsidiaries will have sufficient capital to operate as anticipated; (f) the Company’s and its subsidiaries’ ability to obtain funding for their operations and future growth and to continue as going concerns; (g) the risk that the technology solutions that the Company and its subsidiaries license or acquire from third parties or develop internally may not function as anticipated or provide the benefits anticipated; (h) developments and projections relating to the Company’s and its subsidiaries’ competitors and industry;(i) the ability of the Company and its subsidiaries to scale their operations; (j) the ability of the Company and its subsidiaries to establish substantial commercial sales of their products; (k) the ability of the Company and its subsidiaries to compete against companies with greater capital and other resources or superior technology or products; (l) the Company and its subsidiaries’ ability to meet, and to continue to meet, applicable regulatory requirements for the use of their respective products and the numerous regulatory requirements generally applicable to their businesses; (m) the outcome of any legal proceedings against the Company or its subsidiaries; (n) the Company’s ability to find future opportunities to license or acquire breakthrough technology solutions from multinational corporations (“MNCs”) and to satisfy the requirements imposed by or to avoid disagreements with its current and future MNC partners; (o) the risk that the launch of new companies distracts the Company’s management from its other subsidiaries and their operations; (p) the risk that the Company may be deemed an investment company under the Investment Company Act, which would impose burdensome compliance requirements and restrictions on its activities; (q) the ability of the Company and its subsidiaries to sufficiently protect their intellectual property rights and to avoid or resolve in a timely and cost-effective manner any disputes that may arise relating to its use of the intellectual property of third parties; (r) the risk of a cyber-attack or a failure of the Company’s or its subsidiaries’ information technology and data security infrastructure; (s) geopolitical risk and changes in applicable laws or regulations; (t) potential adverse effects of other economic, business, and/or competitive factors; (u) operational risks related to the Company and its subsidiaries that have limited or no operating history; and (v) limited liquidity and trading of the Company’s securities. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events. Investor Relations Contact: Sloan Bohlen, Solebury Strategic Communications investorrelations@innventure.com

Media Contact: Laurie Steinberg, Solebury Strategic Communications press@innventure.com